Exhibit 8.1
List of Subsidiaries of Abbey National plc as at 31 December 2005

	Name	Domicile
1	A N (123) plc	England and Wales
2	A S (Nominees) Limited — IN LIQUIDATION	England and Wales
3	Abbey Business Services (India) Private Limited	England and Wales
4	Abbey National (America) Holdings Inc.	Delaware, USA
5	Abbey National (America) Holdings Limited	England and Wales
6	Abbey National (Gibraltar) Limited	Gibraltar
7	Abbey National (Holdings) Limited	England and Wales
8	Abbey National AESOP Trustees Limited	England and Wales
9	Abbey National Alpha Investments	England and Wales
10	Abbey National American Investments Limited	England and Wales
11	Abbey National Asset Managers Limited	Scotland
12	Abbey National Baker Street Investments	England and Wales
13	Abbey National Belfast Limited — IN LIQUIDATION	England and Wales
14	Abbey National Beta Investments Limited	England and Wales
15	Abbey National business Asset Leasing Limited	England and Wales
16	Abbey National business Cashflow Finance Limited	England and Wales
17	Abbey National business Equipment Leasing Limited	England and Wales
18	Abbey National business Factors Limited	England and Wales
19	Abbey National business Finance Services Limited — IN LIQUIDATION	England and Wales
20	Abbey National business Leasing (Holdings) Limited — IN LIQUIDATION	England and Wales
21	Abbey National business Leasing Limited — IN LIQUIDATION	England and Wales
22	Abbey National Business Office Equipment Leasing Limited	England and Wales
23	Abbey National business Sales Aid Leasing Limited	England and Wales
24	Abbey National business Vendor Plan Leasing Limited	England and Wales
25	Abbey National cahoot Limited	England and Wales
26	Abbey National Cardiff and the Vales Limited — IN LIQUIDATION	England and Wales
27	Abbey National Charitable Trust Limited	England and Wales
28	Abbey National Credit and Payment Services Limited	England and Wales
29	Abbey National Ealing Limited — IN LIQUIDATION	England and Wales
30	Abbey National Employees’ Trustees Limited — IN LIQUIDATION	England and Wales
31	Abbey National Employment Services Inc.	Delaware, USA
32	Abbey National Financial and Investment Services (Far East) Limited — IN LIQUIDATION	Hong Kong
33	Abbey National Financial and Investment Services (Hong Kong) Limited	Hong Kong
34	Abbey National Financial and Investment Services (Jersey) Limited	Jersey
35	Abbey National Financial and Investment Services Ireland Holdings	Ireland
36	Abbey National Financial and Investment Services Ireland plc	Ireland
37	Abbey National Financial and Investment Services Isle of Man Limited	Isle of Man
38	Abbey National Financial and Investment Services PLC	Scotland
39	Abbey National Financial Investments 3 B.V.	Holland
40	Abbey National Financial Investments 4 B.V.	Holland
41	Abbey National Financial Investments No.2 Limited	Jersey
42	Abbey National First Capital B.V. — In liquidation 31 December 2005	Holland

	Name	Domicile
43	Abbey National Funded Unapproved Retirement Benefits Scheme Trustees Limited	England and Wales
44	Abbey National Funding plc	England and Wales
45	Abbey National General Insurance Services Limited	England and Wales
46	Abbey National Gibraltar (1986) Limited	England and Wales
47	Abbey National Global Investments	England and Wales
48	Abbey National GP (Jersey) Limited	Jersey
49	Abbey National Graphics Services Limited	England and Wales
50	Abbey National Group Pension Schemes Trustees Limited	England and Wales
51	Abbey National Guarantee Company	England and Wales
52	Abbey National Healthcare Limited	England and Wales
53	Abbey National Homes Limited	England and Wales
54	Abbey National Independent Investments Limited	England and Wales
55	Abbey National International Limited	Jersey
56	Abbey National Investments	England and Wales
57	Abbey National Investments Holdings Limited	England and Wales
58	Abbey National Jersey International Limited	Jersey
59	Abbey National June Leasing (5) Ltd	England and Wales
60	Abbey National Life plc	Scotland
61	Abbey National March Leasing (4) Limited	England and Wales
62	Abbey National Mortgage Finance plc	England and Wales
63	Abbey National Newcastle Limited — IN LIQUIDATION	England and Wales
64	Abbey National Nominees Limited	England and Wales
65	Abbey National North America Corporation	Delaware, USA
66	Abbey National North America Holdings Limited	England and Wales
67	Abbey National North America LLC	Delaware, USA
68	Abbey National Offshore Holdings Limited	Jersey
69	Abbey National PEP & ISA Managers Limited	Scotland
70	Abbey National Personal Finance Limited — IN LIQUIDATION	England and Wales
71	Abbey National Personal Pensions Trustee Limited.	England and Wales
72	Abbey National PLP (UK) Limited	England and Wales
73	Abbey National Properties (2) Limited	England and Wales
74	Abbey National Property Developments Limited	England and Wales
75	Abbey National Property Investments	England and Wales
76	Abbey National Property Services Limited	England and Wales
77	Abbey National Second Capital B.V. — IN LIQUIDATION	Holland
78	Abbey National Secretariat Services (Jersey) Limited	Jersey
79	Abbey National Secretariat Services Limited	England and Wales
80	Abbey National Securities Inc.	Delaware, USA
81	Abbey National September Leasing (3) Limited	England and Wales
82	Abbey National September Leasing (7) Limited	England and Wales
83	Abbey National Shelf Co. (4) Limited	England and Wales
84	Abbey National SMA Holdings Limited	Scotland
85	Abbey National Sterling Capital plc	England and Wales
86	Abbey National Treasury International (IOM) Limited	Isle of Man
87	Abbey National Treasury Investments	England and Wales

	Name	Domicile
88	Abbey National Treasury Services (Australia) Holdings Limited	England and Wales
89	Abbey National Treasury Services (Property) Limited — IN LIQUIDATION	England and Wales
90	Abbey National Treasury Services (Trains Holdings) Limited	England and Wales
91	Abbey National Treasury Services (Transport Holdings) Limited	England and Wales
92	Abbey National Treasury Services Investments Limited	England and Wales
93	Abbey National Treasury Services Overseas Holdings	England and Wales
94	Abbey National Treasury Services plc	England and Wales
95	Abbey National UK Investments	England and Wales
96	Abbey National Unit Trust Managers Limited	Scotland
97	Abbey National Wrap Managers Limited	England and Wales
98	Abbey Stockbrokers (Nominees) Limited	England and Wales
99	Abbey Stockbrokers Limited	England and Wales
100	Abbnat BV — In liquidation 31 December 2005	Holland
101	AN Structured Issues Limited	Jersey
102	ANDSH Limited.	England and Wales
103	ANFP (US) LLC	Delaware, USA
104	ANIFA Limited	England and Wales
105	ANITCO LIMITED	England and Wales
106	Baker Street Risk and Insurance (Guernsey) Limited	Guernsey
107	Brettwood Limited	Jersey
108	Bridford Pension Trustees Limited	England and Wales
109	Business OutSourcing Services Limited	Scotland
110	CA Premier Banking Limited	England and Wales
111	Carfax Insurance Limited	Guernsey
112	Cater Allen Futures Limited — IN LIQUIDATION	England and Wales
113	Cater Allen Holdings Limited	England and Wales
114	Cater Allen International Limited	England and Wales
115	Cater Allen Investment Management Limited — IN LIQUIDATION	England and Wales
116	Cater Allen Limited	England and Wales
117	Cater Allen Lloyd’s Holdings Limited	England and Wales
118	Cater Allen Nominees (Jersey) Limited	Jersey
119	Cater Allen Nominees Limited	England and Wales
120	Cater Allen Pensions Limited	England and Wales
121	Cater Allen Registrars Limited	Jersey
122	Cater Allen Syndicate Management Limited	England and Wales
123	Cater Allen Trust Company (Jersey) Limited	Jersey
124	Cater Tyndall Limited	England and Wales
125	Cityfourinc	England and Wales
126	Covista Integrated Business Infrastructure Limited	England and Wales
127	Debt Management and Recovery Services Limited	England and Wales
128	DF 123 Limited	England and Wales
129	Duchess Parade Investments Limited	England and Wales
130	Duncan Lawrie Pension Consultants Limited	England and Wales
131	First National Motor Business Limited	England and Wales
132	First National Motor Contracts Limited	England and Wales

	Name	Domicile
133	First National Motor Facilities Limited	England and Wales
134	First National Motor Finance Limited	England and Wales
135	First National Motor Leasing Limited	England and Wales
136	First National Motor plc	England and Wales
137	GB Trustees Limited	England and Wales
138	GMBC Financial Services Limited — IN LIQUIDATION	England and Wales
139	Hedge End Park No.3 Limited	England and Wales
140	Hedge End Park No.4 Limited	England and Wales
141	IEM (Holland) Aircraft Lease B.V.	Holland
142	IEM 757 Leasing I B.V.	Holland
143	IEM Airfinance B.V.	Holland
144	IEM Lease Aircraft B.V.	Holland
145	Inscape Investments Limited	England and Wales
146	Insurance Funding Solutions Limited	England and Wales
147	James Hay Administration Company Limited	England and Wales
148	James Hay Holdings Limited	England and Wales
149	James Hay Insurance Company Limited	Jersey
150	James Hay Investment Services Limited	England and Wales
151	James Hay Pension Trustees Limited	England and Wales
152	Key Investments Limited — IN LIQUIDATION	England and Wales
153	Leasing Equipment Limited — IN LIQUIDATION	England and Wales
154	LOF Limited — IN LIQUIDATION	England and Wales
155	N&P (B.E.S.) Loans Limited	England and Wales
156	N&P Syndicated Loans Limited — IN LIQUIDATION	England and Wales
157	New Investment for Trains 1 PLC	England and Wales
158	Porterbrook International Limited — IN LIQUIDATION	England and Wales
159	Porterbrook Leasing Company Limited	England and Wales
160	Porterbrook Leasing Company MEBO Limited	England and Wales
161	Porterbrook Limited	England and Wales
162	Porterbrook Maintenance Limited	England and Wales
163	Prolific Holdings Limited	England and Wales
164	Prolific Property Development (Kent) Limited	England and Wales
165	PSA Finance PLC	England and Wales
166	Rea Brothers Trustees Limited	England and Wales
167	Rental Collections Limited — IN LIQUIDATION	England and Wales
168	Roger Cunliffe Investments Limited — IN LIQUIDATION	England and Wales
169	Rolling Stock Finance 1 Limited — IN LIQUIDATION	England and Wales
170	Rolling Stock Finance 2 PLC — IN LIQUIDATION	England and Wales
171	Ryders Discount Company Limited — IN LIQUIDATION	England and Wales
172	Sandywick Limited	Jersey
173	Santander Consumer (UK) plc	England and Wales
174	Sarum Trustees Limited	England and Wales
175	Scotprov Limited	England and Wales
176	Scottish Mutual Assurance plc	Scotland
177	Scottish Mutual International Fund Managers (South Africa) Limited	South Africa

	Name	Domicile
178	Scottish Mutual International Fund Managers Limited	Eire
179	Scottish Mutual International Holdings	Eire
180	Scottish Mutual International Investment Fund plc	Eire
181	Scottish Mutual International plc	Eire
182	Scottish Mutual Investment Managers Limited	Scotland
183	Scottish Mutual Nominees Limited — IN LIQUIDATION	Scotland
184	Scottish Mutual Pension Funds Investment Limited	Scotland
185	Scottish Mutual Pensions Limited	England and Wales
186	Scottish Mutual PEP and ISA Managers Limited	England and Wales
187	Scottish Provident (Holdings) Limited	England and Wales
188	Scottish Provident Institution	Scotland
189	Scottish Provident International Life Assurance Limited	Isle of Man
190	Scottish Provident Limited	Scotland
191	Scottish Provident Pension Trustees Limited	England and Wales
192	Scottish Provident Trustees Limited	Scotland
193	Sheppards Moneybrokers Limited	England and Wales
194	SMA (81/103 Kings Road) Limited — IN LIQUIDATION	England and Wales
195	Solarlaser Limited	England and Wales
196	South Glasgow Retail Park Limited	Scotland
197	SPI Finance Plc	England and Wales
198	SPILA Marketing Services (Pty) Limited — IN LIQUIDATION	South Africa
199	SPL (Holdings 1) Limited	Scotland
200	SPL (Holdings 2) Limited	Scotland
201	SPL (Holdings) Limited	Scotland
202	Talorcan plc	Scotland
203	The Inscape Investment Fund (Jersey) Limited	Jersey
204	The Scottish Mutual Assurance Society	Scotland
205	The WF Company Limited	England and Wales
206	Tyndall Nominees (IOM) Limited	Isle of Man
207	Vendcare Finance Limited	England and Wales
208	WF (Trustees) Limited	England and Wales
209	Whitefoord & Foden Limited	England and Wales
210	Whitewick Limited	Jersey